Capital Group Fixed Income ETF Trust Prospectus Supplement October 1, 2025 (for the most recent prospectus, as supplemented to date)

The following is added to the subsection of the prospectus titled “Management and organization – Management of the funds”:

Lee Chu, Partner, Capital Fixed Income Investors, serves as a fixed income portfolio manager for Capital Group Municipal High-Income ETF. Lee has 17 years of investment experience in total (all with Capital Research and Management Company or affiliate). She has been managing in Capital Group Municipal High-Income ETF for less than one year.

Courtney K. Wolf will no longer manage money in Capital Group Municipal High-Income ETF.

Keep this supplement with your prospectus.

Lit. No. ETGESU-005-1025P CGD/10039-S109640

Capital Group Fixed Income ETF Trust Statement of Additional Information Supplement October 1, 2025 (for the most recent statement of additional information, as supplemented to date)

The table under the heading “Portfolio manager fund holdings and management of other accounts” in the “Management of the trust” section of the statement of additional information is amended solely with respect to the fund listed below to remove Courtney K. Wolf and add Lee Chu as follows. Footnotes to the table in the statement of additional information remain unchanged.

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]	Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[2,3]
Capital Group Municipal High-Income ETF
Lee Chu	$100,001 - $500,000	3	$36.9	None	None

Keep this supplement with your statement of additional information.

Lit No. ETGESU-004-1025O CGD/10149-S108862